UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06669

Name of Fund: BlackRock Capital Appreciation Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital Appreciation Fund, Inc., 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2010

Date of reporting period: 09/30/2010

Item 1	–	Report to Stockholders

September 30, 2010

Annual Report

BlackRock Capital Appreciation Fund, Inc.

Not FDIC Insured

No Bank Guarantee

May Lose Value

2	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. The major short-term ambiguities that kept market participants on the fence – the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding – have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns – and for many markets, the first significant downturn since the bull market began in March 2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of September 30, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	(1.42)%	10.16%
US small cap equities (Russell 2000 Index)	0.25%	13.35%
International equities (MSCI Europe, Australasia, Far East Index)	0.20%	3.27%
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07%	0.13%
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20%	10.23%
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05%	8.16%
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51%	5.81%
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55%	18.24%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2010

Portfolio Management Commentary

How did the Fund perform?

•

BlackRock Capital Appreciation Fund, Inc. (the “Fund”) (formerly known as BlackRock Fundamental Growth Fund, Inc.) underperformed its benchmark, the Russell 1000 Growth Index, and outperformed the broad-market S&P 500 Index for the 12-month period. The following discussion of relative performance pertains to the Russell 1000 Growth Index.

What factors influenced performance?

•

Stock selection in the health care sector was the largest detractor from relative performance during the period. In particular, Boston Scientific Corp., Genzyme Corp. and Covance, Inc. fell short of expectations. We sold the positions in Boston Scientific Corp. and Genzyme Corp., but maintained a position in Covance, Inc. as we believe the company’s management is taking the appropriate strategic actions to generate growth and build shareholder value. Stock selection in financials also detracted from performance. The debate regarding financial regulatory reform and the subsequent passing of the financial reform bill in July 2010 weighed on investor sentiment during the period and share prices of companies expected to be most affected were pushed down. As a result, the Fund’s investments in Wells Fargo & Co. and Moody’s Corp. underperformed the broader sector. In consumer staples, holdings of Philip Morris International, Inc. and Avon Products, Inc. hindered performance.

•

Conversely, stock selection in the information technology (“IT”) sector contributed positively to performance. The Fund benefited from its holdings within a number of industries, most notably software, internet software & services and computers & peripherals, where top performers included Salesforce.com, Inc. Baidu, Inc. and NetApp, Inc. Within industrials, the Fund’s significant exposure to transportation-related industries proved beneficial as these industries experienced a rebound amid the global, cyclical recovery. Notable performers included truck engine manufacturer Cummins, Inc. and Delta Air Lines, Inc. Stock selection in consumer discretionary also had a positive impact on performance as Las Vegas Sands Corp. and Starwood Hotels & Resorts Worldwide, Inc. expanded into faster growing Asian markets, and Amazon.com, Inc. continued to deliver high growth by increasing its market share despite the challenging retail environment.

Describe recent portfolio activity.

•

During the 12-month period, we positioned the Fund toward sectors that are more cyclical in nature. We increased exposure to consumer discretionary and industrials while reducing allocations in the more defensive health care and consumer staples sectors.

Describe Fund positioning at period end.

•	At period end, the Fund was overweight relative to the Russell 1000 Growth Index in the IT and consumer discretionary sectors and underweight in energy, materials, and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc	6%
Google, Inc. – Class A	4
Amazon.com, Inc.	3
Microsoft Corp	3
Danaher Corp	3
The Coca-Cola Co.	2
The Procter & Gamble Co.	2
United Parcel Service, Inc. – Class B	2
PACCAR, Inc.	2
NetApp, Inc	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	35%
Consumer Discretionary	18
Industrials	15
Health Care	11
Consumer Staples	7
Energy	6
Financials	5
Materials	2
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund invests primarily in equity securities with a particular emphasis on US companies that have exhibited above-average growth rates in earnings over the long term.

3	An index composed of those Russell 1000 securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

4	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of The McGraw-Hill Companies.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	0.98%	11.93%	N/A	3.52%	N/A	0.02%	N/A
Institutional	0.94%	11.80%	N/A	3.35%	N/A	(0.15)%	N/A
Investor A	0.77%	11.37%	5.51%	3.01%	1.90%	(0.36)%	(0.90)%
Investor B	0.37%	10.43%	5.93%	2.17%	1.81%	(0.94)%	(0.94)%
Investor C	0.37%	10.52%	9.52%	2.32%	2.32%	(1.05)%	(1.05)%
Class R	0.61%	11.04%	N/A	2.64%	N/A	(0.84)%	N/A
Russell 1000 Growth Index	(0.27)%	12.65%	N/A	2.06%	N/A	(3.44)%	N/A
S&P 500 Index	(1.42)%	10.16%	N/A	0.64%	N/A	(0.43)%	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A – Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,009.80	$3.63	$1,000.00	$1,021.46	$3.65	0.72%
Institutional	$1,000.00	$1,009.40	$4.03	$1,000.00	$1,021.06	$4.05	0.80%
Investor A	$1,000.00	$1,007.70	$5.64	$1,000.00	$1,019.45	$5.67	1.12%
Investor B	$1,000.00	$1,003.70	$10.00	$1,000.00	$1,015.09	$10.05	1.99%
Investor C	$1,000.00	$1,003.70	$9.74	$1,000.00	$1,015.34	$9.80	1.94%
Class R	$1,000.00	$1,006.10	$7.19	$1,000.00	$1,017.90	$7.23	1.43%

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	5

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to June 28, 2010, BlackRock Share performance results are those of the Institutional Shares of BlackRock Capital Appreciation Portfolio. Prior to June 28, 2010, Institutional Share performance results are those of the BlackRock Shares restated to reflect the Institutional Share fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to June 28,2010, Class R Share performance results are those of BlackRock Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the Fund for periods prior to June 28, 2010 is based on performance of BlackRock Capital Appreciation Portfolio, a series of BlackRockSM Funds (the “Predecessor Fund”), that reorganized with the Fund on that date.

Performance for the Fund for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Predecessor Fund on that date.

The Fund’s investment advisor waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. BlackRock Advisors, LLC has contractually agreed to waive fees and/or reimburse expenses until February 1, 2021. On February 1 of each year, the waiver agreement will renew automatically so that the agreement will have a perpetual ten year term. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested Directors or by a majority shareholder vote. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Air Freight & Logistics — 2.2%
United Parcel Service, Inc. — Class B	1,152,800	$76,880,232

Airlines — 2.8%
Delta Air Lines, Inc.(a)(b)	5,890,900	68,570,076
UAL Corp.(a)(b)	1,214,300	28,693,909

		97,263,985

Automobiles — 0.8%
Ford Motor Co.(a)	2,394,000	29,302,560

Beverages — 2.4%
The Coca-Cola Co.	1,429,754	83,669,204

Biotechnology — 2.0%
Alexion Pharmaceuticals, Inc.(a)	274,800	17,686,128
Amgen, Inc.(a)	444,900	24,518,439
Dendreon Corp.(a)	648,800	26,717,584

		68,922,151

Capital Markets — 0.8%
Jefferies Group, Inc.(b)	1,216,800	27,609,192

Chemicals — 0.8%
Ecolab, Inc.(b)	558,500	28,338,290

Commercial Banks — 1.2%
Wells Fargo & Co.	1,655,900	41,612,767

Communications Equipment — 4.0%
Cisco Systems, Inc.(a)	2,548,011	55,801,441
F5 Networks, Inc.(a)	396,900	41,202,189
QUALCOMM, Inc.	903,100	40,747,872

		137,751,502

Computers & Peripherals — 8.6%
Apple, Inc.(a)	737,458	209,253,707
NetApp, Inc.(a)	1,391,200	69,267,848
Seagate Technology Plc(a)	1,635,360	19,264,541

		297,786,096

Consumer Finance — 1.0%
American Express Co.	838,100	35,225,343

Diversified Financial Services — 1.8%
Moody’s Corp.(b)	2,448,200	61,156,036

Diversified Telecommunication Services — 0.7%
Verizon Communications, Inc.	694,200	22,623,978

Energy Equipment & Services — 1.9%
Schlumberger Ltd.	1,060,117	65,313,808

Food & Staples Retailing — 1.1%
Whole Foods Market, Inc.(a)(b)	1,050,800	38,995,188

Health Care Providers & Services — 3.1%
Express Scripts, Inc.(a)	1,385,800	67,488,460
Lincare Holdings, Inc.	1,559,000	39,115,310

		106,603,770

Health Care Technology — 1.2%
Cerner Corp.(a)(b)	505,500	42,456,945

Hotels, Restaurants & Leisure — 5.1%
Ctrip.com International Ltd. — ADR(a)	817,000	39,011,750
Darden Restaurants, Inc.	112,800	4,825,584
Las Vegas Sands Corp.(a)(b)	1,738,300	60,579,755
Starbucks Corp.	1,552,080	39,702,206
Starwood Hotels & Resorts Worldwide, Inc.	623,190	32,748,635

		176,867,930

Household Durables — 0.6%
Stanley Black & Decker, Inc.	337,400	20,675,872

Household Products — 2.3%
The Procter & Gamble Co.	1,316,886	78,973,653

Internet & Catalog Retail — 4.7%
Amazon.com, Inc.(a)	670,340	105,283,600
NetFlix, Inc.(a)(b)	343,000	55,620,880

		160,904,480

Internet Software & Services — 5.7%
Akamai Technologies, Inc.(a)	580,700	29,139,526
Baidu, Inc. - ADR(a)	392,900	40,319,398
Google, Inc. - Class A(a)	244,354	128,478,890

		197,937,814

IT Services — 1.3%
Cognizant Technology Solutions Corp. — Class A(a)	674,700	43,497,909

Life Sciences Tools & Services — 2.5%
Covance, Inc.(a)(b)	1,039,600	48,642,884
Illumina, Inc.(a)(b)	768,500	37,810,200

		86,453,084

Machinery — 8.8%
Caterpillar, Inc.	250,300	19,693,604
Cummins, Inc.	573,200	51,920,456
Danaher Corp.(b)	2,194,644	89,124,493
Joy Global, Inc.	968,100	68,076,792
PACCAR, Inc.	1,593,800	76,741,470

		305,556,815

Media — 1.4%
CBS Corp. - Class B(b)	3,009,720	47,734,159

Metals & Mining — 1.3%
Agnico-Eagle Mines Ltd.	225,700	16,031,471

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Metals & Mining (concluded)
Freeport-McMoRan Copper & Gold, Inc.	329,537	$28,139,165

		44,170,636

Multiline Retail — 3.3%
Kohl’s Corp.(a)	1,126,968	59,368,674
Target Corp.	1,004,200	53,664,448

		113,033,122

Oil, Gas & Consumable Fuels — 4.3%
Anadarko Petroleum Corp.	709,200	40,459,860
EOG Resources, Inc.	651,900	60,607,143
Massey Energy Co.	1,521,400	47,193,828

		148,260,831

Personal Products — 1.4%
Avon Products, Inc.	1,502,100	48,232,431

Pharmaceuticals — 1.9%
Abbott Laboratories	1,240,800	64,819,392

Professional Services — 1.0%
Manpower, Inc.	656,800	34,284,960

Semiconductors & Semiconductor Equipment — 4.9%
Altera Corp.	1,078,800	32,536,608
Broadcom Corp. — Class A	1,051,067	37,197,261
Cree, Inc.(a)(b)	578,600	31,412,194
Lam Research Corp.(a)	821,417	34,376,302
Micron Technology, Inc.(a)(b)	4,818,930	34,744,485

		170,266,850

Software — 10.2%
Check Point Software Technologies Ltd.(a)(b)	1,624,615	59,997,032
Microsoft Corp.	3,845,642	94,179,773
Oracle Corp.	2,051,600	55,085,460
Red Hat, Inc.(a)	1,280,600	52,504,600
Salesforce.com, Inc.(a)	572,709	64,028,866
VMware, Inc. — Class A(a)	322,700	27,410,138

		353,205,869

Specialty Retail — 1.8%
The Home Depot, Inc.	1,378,300	43,664,544
Urban Outfitters, Inc.(a)	641,700	20,175,048

		63,839,592

Wireless Telecommunication Services — 0.7%
NII Holdings, Inc.(a)	624,000	25,646,400

Total Long-Term Investments (Cost — $2,799,216,488) — 99.6%		3,445,872,846

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%(c)(d)	13,327,636	13,327,636

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.36%(c)(d)(e)	$378,306	378,305,550

Total Short-Term Securities (Cost — $391,633,186) — 11.3%		391,633,186

Total Investments (Cost — $3,190,849,674*) — 110.9%		3,837,506,032
Liabilities in Excess of Other Assets — (10.9)%		(378,217,664)

Net Assets — 100.0%		$3,459,288,368

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,207,681,512

Gross unrealized appreciation	$720,440,497
Gross unrealized depreciation	(90,615,977)

Net unrealized appreciation	$629,824,520

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Realized Gain	Income
BlackRock Liquidity Funds, TempFund,
Institutional Class	8,129,215	5,198,421	13,327,636	$19	$19,947
BlackRock Liquidity Series, LLC
Money Market Series	$17,936,500	$360,369,050	$378,305,550	—	$178,265

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

8	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments (concluded)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]	$3,445,872,846	—	—	$3,445,872,846
Short-Term Securities	13,327,636	$378,305,550	—	391,633,186

Total	$3,459,200,482	$378,305,550	—	$3,837,506,032

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	9

Statement of Assets and Liabilities

September 30, 2010
Assets
Investments at value - unaffiliated (including securities loaned at value of $365,903,652) (cost — $2,799,216,488)	$3,445,872,846
Investments at value - affiliated (cost — $391,633,186)	391,633,186
Investments sold receivable	54,003,294
Capital shares sold receivable	16,801,142
Dividends receivable	1,160,728
Dividends receivable - affiliated	2,628
Securities lending income receivable - affiliated	73,433
Receivable from advisor	72,125
Prepaid expenses	92,244

Total assets	3,909,711,626

Liabilities
Collateral on securities loaned at value	378,305,550
Investments purchased payable	56,710,189
Capital shares redeemed payable	9,344,418
Investment advisory fees payable	3,414,053
Service and distribution fees payable	972,709
Other affiliates payable	3,752
Officer’s and Directors’ fees payable	26,523
Other accrued expenses payable	1,646,064

Total liabilities	450,423,258

Net Assets	$3,459,288,368

Net Assets Consist of
Paid-in capital	$4,468,088,879
Accumulated net investment loss	(1,145,716)
Accumulated net realized loss	(1,654,311,153)
Net unrealized appreciation/depreciation	646,656,358

Net Assets	$3,459,288,368

Net Asset Value
BlackRock - Based on net assets of $292,967,343 and 14,043,322 shares outstanding, unlimited number of shares authorized, $0.10 par value	$20.86

Institutional - Based on net assets of $728,129,266 and 34,909,837 shares outstanding, unlimited number of shares authorized, $0.10 par value	$20.86

Investor A - Based on net assets of $1,583,570,341 and 78,495,158 shares outstanding, unlimited number of shares authorized, $0.10 par value	$20.17

Investor B - Based on net assets of $171,807,685 and 9,615,786 shares outstanding, unlimited number of shares authorized, $0.10 par value	$17.87

Investor C - Based on net assets of $608,136,738 and 33,854,387 shares outstanding, unlimited number of shares authorized, $0.10 par value	$17.96

Class R - Based on net assets of $74,676,995 and 4,024,294 shares outstanding, unlimited number of shares authorized, $0.10 par value	$18.56

See Notes to Financial Statements.

10	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Statement of Operations

Year Ended September 30, 2010
Investment Income
Dividends	$10,963,020
Securities lending - affiliated	178,265
Dividends - affiliated	19,947
Foreign taxes withheld	(6,839)
Interest	1,241

Total income	11,155,634

Expenses
Investment advisory	7,614,926
Service and distribution - class specific	3,682,584
Transfer agent - class specific	2,307,783
Administration	388,983
Printing	126,204
Professional	91,092
Administration - class specific	85,391
Custodian	70,927
Registration	68,832
Officer and Directors	52,882
Miscellaneous	22,678
Recoupment of past waived fees - class specific	1,073

Total expenses	14,513,355
Less fees waived by advisor	(285,009)
Less administration fees waived - class specific	(45,434)
Less transfer agent fees waived - class specific	(4,813)
Less transfer agent fees reimbursed - class specific	(212,079)
Less fees paid indirectly	(424)

Total expenses after fees waived, reimbursed and paid indirectly	13,965,596

Net investment loss	(2,809,962)

Realized and Unrealized Gain
Net realized gain from:
Investments	29,585,983
Foreign currency transactions	53,455

29,639,438

Net change in unrealized appreciation/depreciation on investments	229,434,550

Total realized and unrealized gain	259,073,988

Net Increase in Net Assets Resulting from Operations	$256,264,026

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	11

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2010[1]	2009[1]
Operations
Net investment income (loss)	$(2,809,962)	$528,727
Net realized gain (loss)	29,639,438	(52,364,329)
Net change in unrealized appreciation/depreciation	229,434,550	70,125,354

Net increase in net assets resulting from operations	256,264,026	18,289,752

Dividends to Shareholders From
Net investment income:
BlackRock	(1,050,157)	—
Investor A	(49,881)	—

Decrease in net assets resulting from dividends to shareholders	(1,100,038)	—

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,808,379,751	142,586,366

Net Assets
Total increase in net assets	3,063,543,739	160,876,118
Beginning of year	395,744,629	234,868,511

End of year	$3,459,288,368	$395,744,629

Undistributed (accumulated) net investment income (loss)	$(1,145,716)	$1,003,542

1	On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization fund thereafter. See Note 1 in the Notes to Financial Statements.

See Notes to Financial Statements.

12	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Financial Highlights

	BlackRock Shares[1]
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$18.72	$18.94	$22.62	$18.52	$17.63

Net investment income[2]	0.05	0.09	0.09	0.07	0.00 [3]
Net realized and unrealized gain (loss)	2.16	(0.31)	(3.77)[4]	4.03	0.89 [4]

Net increase (decrease) from investment operations	2.21	(0.22)	(3.68)	4.10	0.89

Dividends from net investment income	(0.07)	—	—	—	—

Net asset value, end of year	$20.86	$18.72	$18.94	$22.62	$18.52

Total Investment Return[5]
Based on net asset value	11.93%	(1.18)%[6]	(16.26)%[7]	22.13%	5.07%[7]

Ratios to Average Net Assets
Total expenses	0.87%	0.92%	0.85%	0.88%	1.00%

Total expenses after fees waived, reimbursed and paid indirectly	0.72%	0.71%	0.70%	0.75%	0.95%

Net investment income	0.25%	0.59%	0.42%	0.38%	0.00%[8]

Supplemental Data
Net assets, end of year (000)	$292,967	$192,614	$77,323	$71,072	$48,146

Portfolio turnover	71%	87%	80%	97%	87%

Institutional Shares
Period June 28, 2010[9] to September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$19.39

Net investment income[2]	0.01
Net realized and unrealized gain	1.46

Net increase from investment operations	1.47

Net asset value, end of period	$20.86

Total Investment Return[5,10]
Based on net asset value	7.58%

Ratios to Average Net Assets[11]
Total expenses	0.80%

Total expenses after fees waived, reimbursed and paid indirectly	0.80%

Net investment income	0.08%

Supplemental Data
Net assets, end of period (000)	$728,129

Portfolio turnover	71%

1	On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.80500157. See Note 1 in the Notes to Financial Statements.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Includes redemption fees, which are less than $0.01 per share.

5	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (1.31)%.

7	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

8	Less than 0.01%.

9	Commencement of operations.

10	Aggregate total investment return.

11	Annualized.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	13

Financial Highlights (continued)

	Investor A Shares[1]
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$18.12	$18.37	$22.11	$18.20	$17.40

Net investment income (loss)[2]	(0.04)	0.01	(0.03)	(0.03)	(0.07)
Net realized and unrealized gain (loss)	2.09	(0.26)	(3.71)[3]	3.94	0.87 [3]

Net increase (decrease) from investment operations	2.05	(0.25)	(3.74)	3.91	0.80

Dividends from net investment income	(0.00)[4]	—	—	—	—

Net asset value, end of year	$20.17	$18.12	$18.37	$22.11	$18.20

Total Investment Return[5]
Based on net asset value	11.37%	(1.37)%[6]	(16.91)%[7]	21.44%	4.63%[7]

Ratios to Average Net Assets
Total expenses	1.15%	1.35%	1.33%	1.35%	1.53%

Total expenses excluding recoupment of past waived fees	1.15%	1.35%	1.33%	1.35%	1.53%

Total expenses after fees waived, reimbursed and paid indirectly	1.13%	1.23%	1.23%	1.28%	1.35%

Net investment income (loss)	(0.21)%	0.07%	(0.10)%	(0.16)%	(0.40)%

Supplemental Data
Net assets, end of year (000)	$1,583,570	$169,865	$125,521	$131,712	$112,737

Portfolio turnover	71%	87%	80%	97%	87%

	Investor B Shares[1]
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$16.18	$16.60	$20.08	$16.66	$16.05

Net investment loss[2]	(0.18)	(0.09)	(0.17)	(0.17)	(0.20)
Net realized and unrealized gain (loss)	1.87	(0.33)	(3.31)[3]	3.59	0.81 [3]

Net increase (decrease) from investment operations.	1.69	(0.42)	(3.48)	3.42	0.61

Net asset value, end of year	$17.87	$16.18	$16.60	$20.08	$16.66

Total Investment Return[5]
Based on net asset value	10.34%	(2.52)%[8]	(17.32)%[7]	20.50%	3.83%[7]

Ratios to Average Net Assets
Total expenses.	2.01%	2.36%	2.11%	2.20%	2.20%

Total expenses excluding recoupment of past waived fees	2.01%	2.27%	2.11%	2.20%	2.20%

Total expenses after fees waived, reimbursed and paid indirectly	2.00%	2.11%	2.00%	2.07%	2.10%

Net investment loss	(1.10)%	(0.77)%	(0.87)%	(0.95)%	(1.16)%

Supplemental Data
Net assets, end of year (000)	$171,808	$10,279	$19,663	$48,260	$71,078

Portfolio turnover	71%	87%	80%	97%	87%

See Notes to Financial Statements.

14	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Financial Highlights (continued)

	Investor C Shares[1]
	Year Ended September 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$16.25	$16.63	$20.09	$16.64	$16.02

Net investment loss[2]	(0.17)	(0.09)	(0.13)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	1.88	(0.29)	(3.33)[3]	3.60	0.80 [3]

Net increase (decrease) from investment operations	1.71	(0.38)	(3.46)	3.45	0.62

Net asset value, end of year	$17.96	$16.25	$16.63	$20.09	$16.64

Total Investment Return[5]
Based on net asset value	10.52%	(2.29)%[9]	(17.22)%[7]	20.71%	3.91%[7]

Ratios to Average Net Assets
Total expenses	1.97%	2.04%	1.96%	1.99%	2.10%

Total expenses after fees waived, reimbursed and paid indirectly	1.94%	1.92%	1.85%	1.92%	2.04%

Net investment loss	(1.04)%	(0.61)%	(0.73)%	(0.80)%	(1.10)%

Supplemental Data
Net assets, end of year (000)	$608,137	$22,986	$12,361	$15,160	$17,079

Portfolio turnover	71%	87%	80%	97%	87%

1	On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.79434657, 0.81383276 and 0.81539389 for Investor A, Investor B and Investor C Shares, respectively. See Note 1 in the Notes to Financial Statements.

2	Based on average shares outstanding.

3	Includes redemption fees, which are less than $0.01 per share.

4	Less than $0.01 per share.

5	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (1.51)%.

7	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

8	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (2.67)%.

9	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (2.43)%.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	15

Financial Highlights (concluded)

Class R Shares
Period June 28, 2010[1] to September 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$17.28

Net investment loss[2]	(0.03)
Net realized and unrealized gain	1.31

Net increase from investment operations	1.28

Net asset value, end of period	$18.56

Total Investment Return[3,4]
Based on net asset value	7.41%

Ratios to Average Net Assets[5]
Total expenses	1.44%

Total expenses after fees waived, reimbursed and paid indirectly	1.43%

Net investment loss	(0.55)%

Supplemental Data
Net assets, end of period (000)	$74,677

Portfolio turnover	71%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Annualized.

See Notes to Financial Statements.

16	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Capital Appreciation Fund, Inc. (the “Fund”) (formerly known as BlackRock Fundamental Growth Fund, Inc.) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganizations: The Board of Trustees and shareholders of BlackRock Capital Appreciation Portfolio of BlackRock FundsSM (the “Predecessor Fund”) and the Board of Directors (the “Board”) and shareholders of the BlackRock Fundamental Growth Fund, Inc. (the “Fundamental Growth Fund”) approved a reorganization of the Predecessor Fund into the Fundamental Growth Fund, pursuant to which the Fundamental Growth Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Predecessor Fund in exchange for an equal aggregate value of the Fundamental Growth Fund shares.

In connection with the acquisition, the Predecessor Fund was terminated as a series of the BlackRock FundsSM. Effective June 28, 2010, the Fundamental Growth Fund changed its name to BlackRock Capital Appreciation Fund, Inc., hereafter referred to as the Fund. Although the Fundamental Growth Fund is the legal surviving entity in the reorganization, the Predecessor Fund is the accounting or continuing portfolio for purposes of maintaining the financial statements and performance history in the post-reorganization fund.

Each shareholder of the Predecessor Fund received shares of the Fund with the same class designation and an aggregate net asset value of such shareholder’s Predecessor Fund shares, as determined at the close of business on June 25, 2010, the date of merger, except the Predecessor Fund’s Institutional Shares were exchanged for the Fund’s newly established BlackRock Shares.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

	Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	Shares of the Fund
Institutional/BlackRock	17,530,970	0.80500157	14,112,459
Investor A/Investor A	12,307,692	0.79434657	9,776,573
Investor B/Investor B	530,664	0.81383276	431,872
Investor C/Investor C	2,158,860	0.81539389	1,760,321

The Fundamental Growth Fund’s net assets and composition of net assets on June 25, 2010, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Net Unrealized Appreciation
$2,802,852,682	$4,171,509,277	$(6,803,403)	$(1,710,210,520)	$348,357,328

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Fundamental Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Fund immediately after the acquisition amounted to $3,296,688,986. The Fundamental Growth Fund’s fair value and cost of investments prior to the reorganization were $2,794,316,306 and $2,445,999,410, respectively.

The purpose of this transaction was to combine two funds managed by BlackRock Advisors, LLC, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”) (the “Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on June 28, 2010.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	17

Notes to Financial Statements (continued)

Assuming the acquisition had been completed on October 1, 2009, the beginning of the annual reporting period of the Fund, the pro forma results of operations for the year ended September 30, 2010, are as follows:

•	Net investment loss: $(9,041,452)

•	Total realized and unrealized gain: $381,413,862

•	Net increase in the net assets resulting from operations: $372,372,410

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Fundamental Growth Fund that have been included in the Fund’s Statement of Operations since June 25, 2010.

The Predecessor Fund and the shareholders of the PNC Equity Growth Fund, a series of the PNC Funds, Inc., approved a reorganization, which was a tax-free event that was effective on November 14, 2008.

Target Fund	Acquiring Fund
PNC Equity Growth Fund	Predecessor Fund

Under the agreement and plan of reorganization with respect to the reorganization, PNC Equity Growth Fund Investor A Shares, Investor C Shares and Institutional Shares were exchanged for the Predecessor Fund Investor A Shares and Institutional Shares. The conversion ratio for each share class was as follows:

PNC Equity Growth Fund/Predecessor Fund
Investor A/Investor A	0.43269926
Investor C/Investor A	0.41215351
Institutional/Institutional	0.42252433

The net assets before and after the reorganization and shares issued and redeemed in the reorganization were as follows:

BlackRock Fund	Net Assets Combined After Reorganization as of November 14, 2008	Net Assets Prior to Reorganization as of November 14, 2008	Shares Issued	PNC Equity Growth Fund Shares Redeemed
Predecessor Fund	$192,543,523	$182,664,682	868,487	2,054,276

The net assets acquired included the following components:

PNC Fund	Net Assets	Paid-In Capital	Accumulated Net Realized Loss	Net Unrealized Depreciation
PNC Equity Growth Fund	$9,878,841	$38,049,826	$(22,837,903)	$(5,333,082)

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a

18	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund is entitled to dividend payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a tax year end of August 31.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended August 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with the Manager to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. Prior to June 28, 2010, the Fund paid the Manager a monthly fee for such services at the following annual rates of the Predecessor Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.650%
$1 Billion - $2 Billion	0.600%
$2 Billion - $3 Billion	0.575%
Greater Than $3 Billion	0.550%

Effective June 28, 2010, the Fund pays the Manager a monthly fee for such services at the following annual rates of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.650%
$1 Billion - $1.5 Billion	0.625%
$1.5 Billion - $5 Billion	0.600%
$5 Billion - $7.5 Billion	0.575%
Greater Than $7.5 Billion	0.550%

The Manager contractually agreed to waive or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2021 unless

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	19

Notes to Financial Statements (continued)

approved by the Board, including a majority of the non-interested Directors. On February 1 of each year the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term. This amount is included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statement of Operations. For the year ended September 30, 2010, the Manager waived $276,402 of investment advisory fees, which is included in fees waived by advisor. Effective June 28, 2010, the expense limitations as a percentage of net assets of the Fund are as follows:

Share Classes
BlackRock	Investor C
0.72%	1.94%

Institutional, Investor A , Investor B and Class R Shares no longer have a contractual expense limitation.

Prior to June 28, 2010, the expense limitations of the Predecessor Fund as a percentage of net assets were as follows:

Share Classes
Institutional	Investor A	Investor B	Investor C	Class R
0.72%	1.39%	2.16%	2.16%	2.00%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Statement of Operations. For the year ended September 30, 2010, the Manager waived $8,607, including fee waived by the Manager in the Predecessor Fund prior to the reorganization.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Prior to the reorganization on June 25, 2010, the Manager was entitled to recoup previously waived expenses provided that certain conditions were met. The Manager is no longer entitled to recoup previously waived expenses. Waivers previously recorded by the Predecessor Fund in the amount of $1,104,664, which were subject to recoupment by the Manager, expired on June 25, 2010.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2010, affiliates, including amounts earned by affiliates of the Predecessor Fund prior to the reorganization, earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $40,277.

For the year ended September 30, 2010, affiliates, including amounts received by affiliates of the Predecessor Fund prior to the reorganization, received contingent deferred sales charges relating to transactions in Investor A, Investor B, and Investor C Shares of $7,853, $26,974 and $16,166, respectively.

PFPC Trust Company (“PTC”), serves as custodian for the Fund. On July 1, 2010, The Bank of New York Mellon Corporation purchased PTC, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Fund. For the year ended September 30, 2010, the Fund paid $37,367 to affiliates in return for these services, which are included in custodian in the Statement of Operations.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting,

20	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliated entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2010, the Predecessor Fund reimbursed the Manager the following amounts, which includes amounts the Predecessor Fund reimbursed the Manager prior to the reorganization, for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations.

Share Classes
BlackRock	Institutional	Investor A	Investor B	Investor C	Class R
$2,157	$92	$15,620	$81	$2,664	$20

Prior to the reorganization on June 28, 2010, BNYMIS and the Manager served as co-administrators for the Predecessor Fund. For these services, the co-administrators received a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Predecessor Fund at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes was charged an administration fee based on the following percentages of average daily net assets of each respective class 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Predecessor Fund or a share class which are included in administration fees waived and administration agreement between the Predecessor Fund and the co-administrators ceased and a new administration agreement was executed with the Fund with BNYMIS serving as the administrator. For the year ended September 30, 2010, the Fund paid $348,559 to affiliates in return for these services which are included in administration and administration – class specific in the Statement of Operations.

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending – affiliated in the Statement of Operations. For the year ended September 30, 2010, BIM received $50,615, which includes securities lending agent fees BIM received related to securities lending activities for the Predecessor Fund prior to the reorganization, in securities lending agent fees related to securities lending activities for the Fund.

For the year ended September 30, 2010, the following table shows the various types of class specific expenses borne directly by each class of the Fund, including class specific expenses or waivers borne by the Predecessor Fund prior to the reorganization and any associated waivers or reimbursements of those expenses.

	Share Classes
	BlackRock	Institutional	Investor A	Investor B	Investor C	Class R	Total
Administration Fees	$45,353	$—	$33,401	$1,672	$4,965	$—	$85,391
Administration Fees Waived	$(45,353)	$—	—	(81)	—	—	$(45,434)
Service and Distribution Fees	—	—	$1,331,230	$520,041	$1,738,268	$93,045	$3,682,584
Transfer Agent Fees	$257,273	$253,425	$1,060,865	$177,892	$506,256	$52,072	$2,307,783
Transfer Agent Fees Waived	$(2,157)	$—	—	—	(2,656)	—	$(4,813)
Transfer Agent Fees Reimbursed	$(173,848)	$—	—	—	(38,231)	—	$(212,079)

Affiliates earned $62,743 and $302,215, respectively, in administration and transfer agent fees which are included as a component of administration – class specific and transfer agent – class specific fees in the Statement of Operations.

The Fund may also receive earnings credits related to cash balances with BNYMIS which are shown in the Statement of Operations as fees paid indirectly.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2010, were $926,505,621 and $917,613,489, respectively.

4. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008 the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Predecessor

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	21

Notes to Financial Statements (continued)

Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Predecessor Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Predecessor Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Predecessor Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund, including the Predecessor Fund prior to the reorganization, did not borrow under the credit agreement during the year ended September 30, 2010.

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following permanent differences as of August 31, 2010 attributable to net operating losses, distributions in excess of taxable income, the expiration of capital loss carryforwards and foreign currency transactions were reclassified to the following accounts:

Paid-in capital	$(140,164,495)
Accumulated net investment loss	$8,564,145
Accumulated net realized loss	$131,600,350

The tax character of distributions paid during the fiscal year ended September 30, 2010 is as follows:

Ordinary income 9/30/10	$1,100,038

As of September 30, 2010, the estimated components of accumulated net losses were as follows:

Accumulated net investment loss	$(2,095,079)
Capital loss carryforwards	(1,636,529,952)
Net unrealized gains*	629,824,520

Total	$(1,008,800,511)

On August 31, 2010, the Fund’s last tax year-end, the Fund had no undistributed ordinary income, tax basis net unrealized gains of $252,916,179 and a capital loss carryforward of $1,652,569,735, of which $1,197,391,474 expires in 2011, $68,218,211 expires in 2012, $10,784,067 expires in 2016, $105,719,903 expires in 2017 and $270,456,080 expires in 2018. This amount will be available to offset future realized capital gains. The Predecessor Fund had a capital loss carryforward of $61,466,507 as of the reorganization date of June 28, 2010, of which $18,377,786 expired unutilized on August 31, 2010. The remaining $43,088,721 is included in the Fund’s capital loss carry-forward above and is available to offset future capital gains.

*	The difference between book-basis and tax-basis net unrealized gains is attributable to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of September 30, 2010, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

22	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

7. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
BlackRock[1]
Shares issued in the reorganization[2]	—	—	846,171	$9,635,176
Net change in shares from the reorganization[2]	(3,418,511)	—	—	—
Shares sold	8,145,744	$133,277,695	9,875,635	129,243,301
Shares issued in reinvestment of dividends	37,867	591,493	—	—

Total issued	4,765,100	133,869,188	10,721,806	138,878,477
Shares redeemed	(3,502,040)	(60,870,810)	(3,012,912)	(38,201,163)

Net increase	1,263,060	$72,998,378	7,708,894	$100,677,314

	Period June 28, 2010[3] to September 30, 2010
	Shares	Amount
Institutional
Shares issued in the reorganization[2]	34,834,603	$675,440,062
Shares sold	2,129,274	41,540,474

Total issued	36,963,877	716,980,536
Shares redeemed	(2,054,040)	(39,974,564)

Net increase	34,909,837	$677,005,972

Investor A1
Shares issued in the reorganization[2]	70,707,933	$1,327,248,764	22,316	$243,665
Net change in shares from the reorganization[2]	(2,531,119)	—	—	—
Shares sold	7,166,700	125,287,019	5,958,884	72,327,030
Shares issued in reinvestment of dividends	3,149	47,110	—	—

Total issued	75,346,663	1,452,582,893	5,981,200	72,570,695
Shares redeemed	(8,659,438)	(156,513,074)	(2,775,465)	(32,434,950)

Net increase	66,687,225	$1,296,069,819	3,205,735	$40,135,745

Investor B1
Shares issued in the reorganization[2]	10,532,951	$175,499,052	—	—
Net change in shares from the reorganization[2]	(98,792)	—	—	—
Shares sold	322,373	5,319,465	126,411	$1,324,035

Total issued	10,756,532	180,818,517	126,411	1,324,035
Shares redeemed and automatic conversion of shares	(1,921,260)	(31,391,002)	(801,392)	(8,408,255)

Net increase (decrease)	8,835,272	$149,427,515	(674,981)	$(7,084,220)

1	Includes capital share activity of the Predecessor Fund prior to the reorganization.
2	See Note 1 regarding the reorganizations.
3	Commencement of operations.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	23

Notes to Financial Statements (concluded)

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Investor C1
Shares issued in the reorganization[2]	33,201,701	$556,154,494	—	—
Net change in shares from the reorganization[2]	(398,539)	—	—	—
Shares sold	1,922,915	30,131,646	1,351,275	$14,481,411

Total issued	34,726,077	586,286,140	1,351,275	14,481,411
Shares redeemed	(2,607,119)	(42,862,133)	(527,244)	(5,623,884)

Net increase	32,118,958	$543,424,007	824,031	$8,857,527

	Period June 28, 2010[3] to September 30, 2010
	Shares	Amount
Class R
Shares issued in the reorganization[2]	3,964,636	$68,510,310
Shares sold	452,808	7,777,118

Total issued	4,417,444	76,287,428
Shares redeemed	(393,150)	(6,833,368)

Net increase	4,024,294	$69,454,060

1	Includes capital share activity of the Predecessor Fund prior to the reorganization.
2	See Note 1 regarding the reorganizations.
3	Commencement of operations.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of BlackRock Capital Appreciation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Capital Appreciation Fund, Inc. (formerly known as BlackRock Fundamental Growth Fund, Inc.) (the “Fund”) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Capital Appreciation Fund, Inc. as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 24, 2010

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Capital Appreciation Fund, Inc. (the “Fund”) met on April 13, 2010 and May 11-12, 2010 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11-12, 2010 Board meeting.

At an in-person meeting held on May 11-12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30,

26	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook .

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Fund ranked in the second, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margin.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to the Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board

28	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	29

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercial- ization company) from 2001 to 2007.	34 RICs consisting of 98 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 98 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	34 RICs consisting of 98 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	34 RICs consisting of 98 Portfolios	Knology, Inc. (telecommu- nications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	34 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	34 RICs consisting of 98 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	34 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	34 RICs consisting of 98 Portfolios	None

30	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Directors[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	34 RICs consisting of 98 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Director and Member of the Audit Committee	Since 1986	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	34 RICs consisting of 98 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served as a Director of the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	170 RICs consisting of 291 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	34 RICs consisting of 98 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Adminis- trative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	170 RICs consisting of 291 Portfolios	None

3	Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	31

Officers and Directors (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Jeffery Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at BNY Mellon Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment

Management, LLC

Plainsboro, NJ 08536

Accounting Agent and Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Custodian

PFPC Trust Company

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Effective September 15, 2010, John M. Perlowski became President and Chief Executive Officer of the Fund.

32	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	33

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	Opportunities Portfolio
BlackRock Capital Appreciation Fund	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio	BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Bond Portfolio	BlackRock Income Portfolio†	BlackRock Multi-Sector Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Opportunities Portfolio
BlackRock GNMA Portfolio	Bond Portfolio	BlackRock Total Return Fund
BlackRock Global Dividend Income Portfolio†	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios	BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015 2035	Retirement 2040
Moderate Prepared Portfolio	2020 2040	2020 2045
Growth Prepared Portfolio	2025 2045	2025 2050
Aggressive Growth Prepared Portfolio	2030 2050	2030 2055
2035

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2010	35

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPAPP-9/10-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Appreciation Fund, Inc.	$45,200	$38,500	$0	$0	$12,200	$6,100	$637	$1,028

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Appreciation Fund, Inc.	$23,614	$412,564

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Appreciation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of BlackRock Capital Appreciation Fund, Inc.

Date: December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Capital Appreciation Fund, Inc.

Date: December 1, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Capital Appreciation Fund, Inc.

Date: December 1, 2010